________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

April 8, 2005

          Bayview Financial Securities Company, LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-122059	56-2336517
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4425 Ponce de Leon Boulevard, 4th Floor Coral Gables, Florida	33146
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (305) 341-5632

                                                           None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.(1)

The Registrant registered issuances of Mortgage Pass-Through Certificates, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-122059) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $402,783,000 in aggregate principal amount of Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class 1-A6, Class 2-A1, Class 2-A2, Class 2-A3, Class A-IO, Class M-1, Class M-2, Class M-3, Class M-4, Class B-1 and Class B-2 Bayview Financial Mortgage Pass-Through Certificates, Series 2005-B on April 8, 2005.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated April 1, 2005, as supplemented by the Prospectus Supplement dated April 1, 2005 (collectively, the “Prospectus”), to file a copy of the Pooling and Servicing Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), attached hereto as Exhibit 4.1, dated as of March 1, 2005 among Bayview Financial Securities Company, LLC, as depositor, Wachovia Bank, National Association, as trustee, and Wells Fargo Bank, N.A., as master servicer.  The “Certificates” consist of the following classes: Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class 1-A6, Class 2-A1, Class 2-A2, Class 2-A3, Class A-IO, Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2, Class F, Class X, Class P and Class R.

The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”), the assets of which consist primarily of two pools of first lien, fixed and adjustable rate, fully amortizing and balloon loans secured by single-family residential, multifamily, commercial and mixed use properties (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $408,131,048 as of March 1, 2005, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

(1)

Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

4.1

Pooling and Servicing Agreement, dated as of March 1, 2005, among Bayview Financial Securities Company, LLC, as Depositor, Wachovia Bank, National Association, as Trustee, and Wells Fargo Bank, N.A., as Master Servicer.

99.1

Flow Servicing Agreement (Non-Full Recourse) dated as of March 1, 2005, between Bayview Financial, L.P., and M&T Mortgage Corporation, as Servicer, together with (i) the Assignment, Assumption and Recognition Agreement dated as of March 1, 2005, among Bayview Financial, L.P., Bayview Financial Securities Company, LLC, as Depositor, and M&T Mortgage Corporation, as Servicer, and (ii) the Assignment, Assumption and Recognition Agreement dated as of March 1, 2005, among Bayview Financial Securities Company, LLC, as Depositor, Wachovia Bank, National Association, as Trustee, and M&T Mortgage Corporation, as Servicer, and acknowledged by Wells Fargo Bank, National Association, as Master Servicer.

99.2

Cap Agreement dated April 8, 2005, between IXIS Financial Products Inc. and Wachovia Bank, National Association, as Trustee for Bayview Financial Mortgage Pass-Through Certificates, Series 2005-B.

99.3

Insurance and Indemnity Agreement dated as of April 8, 2005, among Financial Guaranty Insurance Company, as Class 1-A5 Insurer, Bayview Financial, L.P., as Seller, Wells Fargo Bank, N.A., as Master Servicer, Bayview Financial Securities Company, LLC, as Depositor, and Wachovia Bank, National Association, as Trustee.

99.4

Surety Bond Policy No. 05030016 for $13,642,000 Bayview Mortgage Pass-Through Certificates, Series 2005-B, Class 1-A5.

99.5

Servicing Agreement dated as of March 1, 2005, between Bayview Financial, L.P., and Bayview Loan Servicing, LLC, as Servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAYVIEW FINANCIAL SECURITIES COMPANY, LLC

By:               /s/ Stuart Waldman

       Name:  Stuart Waldman

       Title:    Vice President

Dated:            April 22, 2005

EXHIBIT INDEX

Exhibit No.

Description

4.1

Pooling and Servicing Agreement, dated as of March 1, 2005, among Bayview Financial Securities Company, LLC, as Depositor, Wachovia Bank, National Association, as Trustee, and Wells Fargo Bank, N.A., as Master Servicer.

99.1

Flow Servicing Agreement (Non-Full Recourse) dated as of March 1, 2005, between Bayview Financial, L.P., and M&T Mortgage Corporation, as Servicer, together with (i) the Assignment, Assumption and Recognition Agreement dated as of March 1, 2005, among Bayview Financial, L.P., Bayview Financial Securities Company, LLC, as Depositor, and M&T Mortgage Corporation, as Servicer, and (ii) the Assignment, Assumption and Recognition Agreement dated as of March 1, 2005, among Bayview Financial Securities Company, LLC, as Depositor, Wachovia Bank, National Association, as Trustee, and M&T Mortgage Corporation, as Servicer, and acknowledged by Wells Fargo Bank, National Association, as Master Servicer.

99.2

Cap Agreement dated April 8, 2005, between IXIS Financial Products Inc. and Wachovia Bank, National Association, as Trustee for Bayview Financial Mortgage Pass-Through Certificates, Series 2005-B.

99.3

Insurance and Indemnity Agreement dated as of April 8, 2005, among Financial Guaranty Insurance Company, as Class 1-A5 Insurer, Bayview Financial, L.P., as Seller, Wells Fargo Bank, N.A., as Master Servicer, Bayview Financial Securities Company, LLC, as Depositor, and Wachovia Bank, National Association, as Trustee.

99.4

Surety Bond Policy No. 05030016 for $13,642,000 Bayview Mortgage Pass-Through Certificates, Series 2005-B, Class 1-A5.

99.5

Servicing Agreement dated as of March 1, 2005, between Bayview Financial, L.P., and Bayview Loan Servicing, LLC, as Servicer.